SYMMETRY PANORAMIC TRUST

Symmetry Panoramic Alternatives Fund
Symmetry Panoramic Global Equity Fund
Symmetry Panoramic Global Fixed Income Fund
Symmetry Panoramic International Equity Fund
Symmetry Panoramic Municipal Fixed Income Fund
Symmetry Panoramic Tax Managed Global Equity Fund
Symmetry Panoramic US Equity Fund
Symmetry Panoramic US Fixed Income Fund
(collectively, the “Funds”)

Supplement dated April 25, 2019 to the currently effective Statement of Additional
Information, as may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Statement of Additional
Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

The following changes are made to the Funds’ Statement of Additional Information:

•
The section entitled “Policies and Procedures for Disclosure of Portfolio Holdings” on pages 47 and 48 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of each Fund’s shareholders.
It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of nonpublic portfolio holdings information; (3) have procedures in place to guard against personal trading based on nonpublic portfolio holdings information; and (4) ensure that the disclosure of nonpublic portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s service providers.
Each Fund publicly discloses to the SEC its portfolio holdings on Form N-Q, at the end of the first and third quarter of the Funds’ fiscal year, and on Form N-CSR, at the end of the second and fourth quarters of the Funds’ fiscal year, approximately two months after the end of each quarter.  Each Fund also currently intends to post to the Funds’ website and otherwise disseminate its complete portfolio holdings approximately 30 days after each calendar quarter-end, and may publish on the Funds’ website complete or select portfolio holdings and related analytical information more frequently if it has a legitimate business purpose for doing so.

Under certain circumstances, as described below, each Fund’s nonpublic portfolio holdings information may be disclosed to, or known by, certain third parties in advance of it being made available to the public.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.
The Adviser. Personnel of the adviser, including personnel responsible for managing a Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio managers in the trading of such securities, personnel of the adviser may also release and discuss certain portfolio holdings with various broker-dealers and registered investment advisers.
The Sub-Advisers. Personnel of the Sub-Advisers, including personnel responsible for managing a Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Sub-Adviser to provide its investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio managers in the trading of such securities, personnel of the Sub-Adviser may also release and discuss certain portfolio holdings with various broker-dealers and registered investment advisers.
SEI Investments Global Funds Services is the administrator for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
Atlantic Consulting Services, LLC provides compliance services for the Funds; therefore, its personnel have access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
The Bank of New York Mellon is custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
Cohen & Company Ltd. is the Funds’ independent registered public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of each Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.
K&L Gates LLP is counsel to the Funds; therefore, its personnel have access to each Fund’s portfolio holdings in connection with providing legal services to the Trust.

Morgan, Lewis & Bockius LLP is counsel the Trust’s Independent Trustees, as defined below; therefore, its personnel have access to each Fund’s portfolio holdings in connection with providing legal services to the Independent Trustees.
Rating and Ranking Organizations. Each Fund may choose to make its nonpublic portfolio holdings information available to rating and ranking organizations, including Lipper, Morningstar and Bloomberg.
Participation Agreement Counterparties. Each Fund may enter into contractual agreements with other investment companies or their affiliates that require the Fund, pursuant to exemptive relief granted by the SEC, to notify another party to the agreement, in connection with a legitimate business purpose and on a confidential basis, when the Fund or the Funds collectively approach or exceed specific thresholds related to the beneficial ownership of another fund that is a party to the agreement.  The Funds currently have entered into such agreements with AQR Capital Management, LLC, Dimensional Fund Advisors and The Vanguard Group.
Other Third-Party Service Providers to the Funds. The Funds may also disclose nonpublic portfolio holdings information to their Distributor (as defined under the section entitled “The Distributor”), financial printers, proxy voting firms, pricing vendors and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.
The Funds may, from time to time, disclose portfolio holdings information to a proxy solicitation service or to a corporate action service provider, although they typically receive holdings information after that information is already public. The Funds may also, from time to time, disclose portfolio holdings information to trade organizations, such as the Investment Company Institute.
In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.
Additional Approved Recipients. The Trust’s President or Chief Legal Officer may approve disclosure of nonpublic portfolio holdings information to entities or persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information, must be subject to a duty to keep the information confidential and in no event shall the Funds, the adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.  Any potential conflicts of interests between a Fund’s shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided in the best interests of a Fund’s shareholders.
Compliance with Portfolio Holdings Disclosure Procedures. The Trust’s Chief Compliance Officer will report to the Board at its next regularly scheduled meeting all new agreements entered into with a recipient of nonpublic portfolio holdings information, the reasons for determining to permit such disclosure and any conflicts of interests related to such disclosure that may have arisen.
There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect each Fund from the potential misuse of holdings information by individuals or firms in possession of that information.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.